UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

Encore Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-33598	76-0655696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nine Greenway Plaza, Suite 1000 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 787-3100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the Agreement and Plan of Merger, dated as of March 5, 2012 (the “Merger Agreement”), by and among Encore Bancshares, Inc., a Texas corporation (“Encore”), Cadence Bancorp, LLC, a Delaware limited liability company (“Cadence”), and EMS Sub I, Inc., a Texas corporation and wholly owned subsidiary of Cadence (“Merger Sub”).

Settlement of Certain Litigation

Encore and the members of its board of directors have been named as defendants in a putative class and derivative action filed on behalf of Encore shareholders filed in the Supreme Court of the State of New York for the County of New York (the “Court”), captioned Reliant Equities v. D’Agostino, et. al., challenging, among other things, the Merger Agreement and the proposed merger of Merger Sub with and into Encore, with Encore surviving the merger as a wholly owned subsidiary of Cadence (the “Merger”).

On May 1, 2012, following settlement discussions, the defendants entered into a memorandum of understanding with the plaintiffs regarding the settlement of the Reliant action.  In connection with the settlement contemplated by the memorandum of understanding, in consideration for the full settlement and release of all claims under the Reliant action, Encore agreed to make certain additional disclosures related to the proposed Merger, which are contained in this Current Report on Form 8-K.  The memorandum of understanding contemplates that the parties will negotiate in good faith and use their reasonable best efforts to enter into a stipulation of settlement.

The stipulation of settlement will be subject to customary conditions, including court approval following notice to Encore’s shareholders.  In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the settlement.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the parties were to enter into such stipulation.  In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

SUPPLEMENT TO THE PROXY STATEMENT

In connection with the settlement of certain outstanding shareholder litigation as described in this Current Report on Form 8-K, Encore has agreed to make these supplemental disclosures to its definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2012 (the “Proxy Statement”), without admitting in any way that the disclosures below are material or otherwise required by law.  This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.  All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below.

The table and related footnotes on page 26 of the Proxy Statement, under the heading “Opinion of Encore’s Financial Advisor—Comparable Company Analysis,” is revised in full as follows:

Comparable Group Analysis
		Peer	Peer	Peer	Peer
		Group	Group	Group	Group
		Median	Mean	High	Low
	Encore	Result	Result	Result	Result

Total Assets (in millions)	$1,523	$3,308	$5,975	$20,317	$1,071
Loans / Deposits	93.0%	62.6%	62.9%	100.3%	36.0%
Tangible Common Equity / Tangible Assets	6.76%	8.82%	9.41%	14.89%	7.00%
Total Risk Based Capital Ratio	14.48%	18.74%	19.85%	34.90%	10.56%
Non-performing Assets / Assets¹	1.12%	0.71%	1.16%	4.27%	0.00%
Loan Loss Reserve / Gross Loans	1.75%	1.38%	1.53%	2.71%	0.85%
Net Charge-Offs / Average Loans	0.77%	0.27%	0.43%	1.32%	0.06%
Return on Average Assets	0.49%	1.11%	1.06%	1.78%	0.31%
Return on Average Equity	4.25%	9.36%	10.04%	18.82%	1.98%
Net Interest Margin	3.37%	3.61%	3.63%	4.63%	2.35%
Efficiency Ratio	72.9%	59.6%	60.0%	78.2%	39.8%
Price / Tangible Book Value	174%	122%	160%	324%	95%
Price / Est. 2012 Earnings per Share[2]	18.7x	15.2x	17.8x	44.1x	11.0x
Dividend Yield	0.00%	1.82%	2.11%	6.64%	0.00%
Market Capitalization (in millions)	$175	$496	$947	$3,452	$90

(1) Non-performing assets include nonaccrual loans, restructured loans and OREO.

(2) Closing price divided by median analyst estimate for 2012 as of March 2, 2012; source: FactSet First Call.

The table and related footnotes on page 27 of the Proxy Statement, under the heading “Opinion of Encore’s Financial Advisor—Analysis of Selected Merger Transactions,” is revised in full as follows:

		Nationwide				Texas
	Cadence/	Median	Mean	High	Low	Median	Mean	High	Low
	Encore	Result	Result	Result	Result	Result	Result	Result	Result

Transaction Price / Stated Book Value	171%	138%	147%	198%	71%	153%	171%	346%	102%
Transaction Price / Tangible Book Value	240%	174%	164%	206%	111%	166%	189%	365%	118%
Transaction Price / Last Twelve Months Earnings per Share[1]	44.4x	23.3x	22.6x	33.4x	12.6x	15.3x	26.3x	64.3x	10.5x
Tangible Book Premium / Core Deposits[2]	16.3%	7.6%	8.5%	14.1%	1.5%	8.8%	12.5%	38.9%	3.2%
Transaction Price / Seller Price 2 Days Before Announcement[3]	37.7%	55.5%	57.4%	106.7%	15.1%	27.6%	27.6%	33.6%	21.7%

(1) 2011 Last Twelve Months Earnings per Share for Encore excludes one-time charge related to the acceleration of the discount on Encore’s TARP Preferred Stock.
(2) Core deposits exclude time deposits with account balances greater than $100,000.  Core deposit premium calculated by dividing the excess of the aggregate transaction value over tangible book value by core deposits.

(3) Based on the closing price of Encore common stock as of March 2, 2012 of $14.98.

(1) 2011 Last Twelve Months Earnings per Share for Encore excludes one-time charge related to the acceleration of the discount on Encore’s TARP Preferred Stock.

(2) Core deposits exclude time deposits with account balances greater than $100,000.  Core deposit premium calculated by dividing the excess of the aggregate transaction value over tangible book value by core deposits.

(3) Based on the closing price of Encore common stock as of March 2, 2012 of $14.98.

The following disclosure supplements the information set forth in the first full paragraph on page 27 of the Proxy Statement, under the heading “Opinion of Encore’s Financial Advisor—Net Present Value Analysis,” by adding the following at the end of the second sentence of that paragraph:

The discount ranges represented a range between 8%, which was derived by adding the sum of the 10-year Treasury Bond (1.99%), plus the median 2-year beta of stock for publicly traded banks with market capitalization between $150-$250 million (100.2%) times the Ibbotson Equity Risk Premium (6.10%), for an approximate sum of approximately 8.0%, and 14% which is the approximate sum of the 10-year Treasury Bond, the Ibbotson Equity Risk Premium, the Ibbotson Size Premium (4.07%) and the Ibbotson Industry Premium (1.99%), and were reviewed by Sandler O’Neill based on its prior experience and knowledge in the banking industry.

The fifth sentence of the first full paragraph on page 27 of the Proxy Statement under the heading “Opinion of Encore’s Financial Advisor—Net Present Value Analysis,” is revised to read as follows:

The range applied to the budgeted net income, which was deemed by Sandler ONeill to be an appropriate range of potential values based on its prior experience and knowledge in the banking industry, was 25% under budget to 25% over budget, using a discount rate of 14.15% for the tabular analysis.

The first sentence of the first full paragraph on page 28 of the Proxy Statement, under the heading “Opinion of Encore’s Financial Advisor—Net Present Value Analysis,” is revised to read as follows:

In connection with its analyses, Sandler O’Neill considered and discussed with Encore’s board of directors how the present value analyses would be affected by changes in the underlying assumptions, including variation in projected future net income of Encore (below/above budget), interest rates and equity premiums (discount rate) and trading multiples of nationwide and Texas peers (terminal multiples).

The third full paragraph on page 28 of the Proxy Statement, under the heading “Opinion of Encore’s Financial Advisor,” is revised to read in full as follows:

            Miscellaneous.  Sandler O’Neill acted as Encore’s financial advisor in connection with the merger and will receive a fee of approximately $2.5 million for its services, $250,000 of which was payable upon Sandler O’Neill's issuance of the fairness opinion and the remainder of which is contingent and payable upon the completion of the merger. Encore has also agreed to indemnify Sandler O’Neill against certain liabilities arising out of its engagement.  During the two years preceding the date of its opinion, Sandler O’Neill received approximately $215,900 of compensation from Encore.  During the same period, Sandler O’Neill did not receive any compensation from Cadence.  In the ordinary course of its business as a broker-dealer, Sandler O’Neill may purchase securities from and sell securities to Encore and Cadence and their respective affiliates.  Sandler O’Neill may also actively trade the equity and debt securities of Encore and the debt securities of Cadence or their respective affiliates for its own account and for the accounts of its customers.

The following disclosure supplements the information set forth in the first full paragraph on page 29 of the Proxy Statement, under the heading “Interests of Encore’s Directors and Executive Officers in the Merger—Treatment of Outstanding Equity Awards,” by adding the following after the table:

The following table summarizes, as of April 24, 2012, the value (based on the merger consideration of $20.62) of shares of restricted stock that vest in connection with the merger for each non-employee director:

Name	Number of Shares of Restricted Stock	Aggregate Value of Restricted Stock
Carin M. Barth	8,000	$164,960
J. Bryan King	8,000	$164,960
Walter M. Mischer, Jr.	8,000	$164,960
Edwin E. Smith	8,000	$164,960
Eugene H. Vaughan	8,000	$164,960
David E. Warden	8,000	$164,960
Randa Duncan Williams	8,000	$164,960

The following new section is added to page 31 of the Proxy Statement at the end of the section titled “Interests of Encore’s Directors and Executive Officers in the Merger—Indemnification of Directors and Officers; Directors' and Officers’ Insurance”:

Other Interests

            Encore Bank has made loans in the ordinary course of business to certain of the directors and executive officers of Encore and Encore Bank and their associates, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with Encore, and these loans did not involve more than the normal risk of collectability or present other unfavorable features.  These loans are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by Encore Bank to executive officers, directors and certain shareholders of Encore and Encore Bank satisfy the foregoing standards.  The aggregate balance of such loans to Encore directors at December 31, 2011 was $2,034,640, which represented 1.45% of Encore’s Tier 1 capital.  The merger is not expected to modify or otherwise impact these loans.

            In addition, Encore Bank currently leases one of its private client offices pursuant to a lease agreement between Encore Bank and Memorial Hermann Medical Plaza, L.P.  Walter M. Mischer, Jr., a director of Encore, serves as the manager of the sole general partner of Mischer Healthcare Services IV, L.P., which is the sole general partner of Memorial Hermann Medical Plaza, L.P.  The term of the lease is for ten years and expires in 2016, with options to extend the lease for two additional terms of ten years each.  The aggregate rental payments under the lease in 2011 were approximately $147,672.  The merger is not expected to modify or otherwise impact the terms of the lease.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Encore’s or Cadence’s actual results, performance or achievements to be materially different from any expected future results, performance or achievements.  Forward-looking statements speak only as of the date they are made and neither Encore nor Cadence assumes any duty to update forward-looking statements.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Encore and Cadence, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, the ability to promptly and effectively integrate the businesses of Encore and Cadence; the reaction of the companies’ customers to the transaction; and diversion of management time on merger-related issues.  For more information, see the risk factors described in Encore’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (the “SEC”).

Important Additional Information

Encore has filed a proxy statement and other relevant documents concerning the proposed Merger with the SEC.  ENCORE SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Shareholders may obtain these documents free of charge at the SEC’s Internet site (www.sec.gov).  In addition, documents filed with the SEC by Encore can be obtained, when available, without charge, by directing a request to Encore Bancshares, Inc., Attention: Corporate Secretary, Nine Greenway Plaza, Suite 1000, Houston, TX, 77046, by phone at (713) 787-3100 or on Encore’s Internet site at www.encorebank.com  under the tab “About Encore” then under the tab “Investor Relations” and then under the tab “SEC Filings.”

Encore and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Encore’s shareholders in respect of the proposed Merger.  Information about the directors and executive officers of Encore is included in Amendment No. 1 to Encore’s Annual Report on Form 10-K, which was filed with the SEC on April 27, 2012.  Additional information regarding the interests of such potential participants is included in the proxy statement and the other relevant documents filed with the SEC.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Encore Bancshares, Inc.

Date:  May 1, 2012                                                   By:    /s/ James S. D’Agostino, Jr.

James S. D’Agostino, Jr.

Chairman and Chief Executive Officer